SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                    0-26483                  94-3236309
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
 of organization )                                            incorporation or
                                                               Identification
                                                                 Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

      On April 5, 2005, VaxGen, Inc. (the "Company") and U.S. Bank National Association, as trustee (the "Trustee"), entered into an Indenture (the "Indenture"), relating to $31,500,000 aggregate principal amount of the Company's 5 1/2% Convertible Senior Subordinated Notes due 2010 (the "Notes"). The terms of the Notes are governed by the Indenture. Pursuant to the Indenture, the Notes:

      o     require semi-annual payment of interest in cash at a rate of 5 1/2%;

      o convert, at the option of the holder, into the Company's common stock at an initial conversion price of approximately $14.76 per share subject to adjustment; are provisionally redeemable at the Company's option in cash upon the occurrence of certain circumstances, including among others, that the closing price of the Company's common stock has exceeded approximately $22.14 per share subject to adjustment, for at least twenty (20) trading days within a period of thirty (30) consecutive trading days;

      o     have a stated maturity of April 1, 2010; and

      o     constitute senior subordinated obligations of the Company.

      The Notes were sold pursuant to Rule 506 of the Securities Act and thus were exempt from the registration requirements of the Securities Act of 1933. The sale of the Notes was completed on April 5, 2005.

                        SECTION 2--FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation.

      The information set forth in Item 1.01 is hereby incorporated into Item
2.03 by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable.

      (c)   Exhibits.

Exhibit No.       Description
-----------       -----------

4.1               Form of 5 1/2% Convertible Senior Subordinated Note due 2010.

4.2               Indenture, dated April 5, 2005, between the Company and U.S.
                  Bank National Association, as trustee.

10.1 Form of Purchase Agreement, between the Company and the purchasers of the of 5 1/2% Convertible Senior Subordinated Notes due 2010.


                                       1.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      VaxGen, Inc.
                                                      (Registrant)


Dated: April 11, 2005                   By: /s/ James M. Cunha
                                           -------------------------------------
                                              James M. Cunha
                                              Chief Financial Officer


                                       2.
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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

4.1               Form of 5 1/2% Convertible Senior Subordinated Note due 2010.

4.2               Indenture, dated April 5, 2005, between the Company and U.S.
                  Bank National Association, as trustee.

10.1 Form of Purchase Agreement, between the Company and the purchasers of the of 5 1/2% Convertible Senior Subordinated Notes due 2010.


                                       3.